Subsequent Events	12 Months Ended
Dec. 27, 2014
Subsequent Events [Abstract]
Subsequent Events

(17) Subsequent Events

The Company evaluates events and transactions that occur after the balance sheet date as potential subsequent events. The Company has evaluated subsequent events through March 27, 2015 and has determined no other subsequent events have occurred.

In March 2015, the Company amended and restated the senior secured credit facility. In connection with the amended and restated facility, the facility size was increased to $137.5 million and is comprised of a $132.5 million term loan and a $5.0 million revolving credit facility. The Company used a portion of the proceeds from the amended and restated facility and cash on hand to pay a dividend of $48.0 million to its stockholders. Borrowings under the facility bear interest, payable quarterly, at the Company’s option at the base rate plus a margin (1.50% to 2.25%, dependent on the Company’s reported leverage ratio) or LIBOR plus a margin (2.50% to 3.25%, dependent on our reported leverage ratio), at the Company’s option. The amended and restated facility also extended the maturity date of the senior secured credit facility from December 2018 to March 2020. Principal installments ranging from $1.66 million to $3.31 million are due quarterly starting June 30, 2015, with all unpaid amounts due at maturity in March 2020. Subject to certain conditions, the Company has the ability to increase the senior secured credit facility by up to an additional $30.0 million.